LAND USE RIGHTS, NET	6 Months Ended
Jun. 30, 2025
Land Use Rights Net
LAND USE RIGHTS, NET

10. LAND USE RIGHTS, NET

Land use rights consisted of the following:

	June 30, 2025	December 31, 2024
	US$’000	US$’000
	(Unaudited)	(Audited)

Land use right	113,335	149,019
Less: accumulated amortization	(21,736)	(29,383)
Land use right, net	91,599	119,636

As discussed in Note 17, the Company was unable to meet the conditions to apply for the government subsidies to repay the loans. As a result, Xiangyang Yazhi pledged land use rights with the carrying amount of US$13.78 million and US$13.68 million to its lenders as of June 30, 2025 and December 31, 2024, respectively.

Dezhou Yarui pledged land use rights with the carrying amount of US$387,099 and US$384,295 to its lenders as of June 30, 2025 and December 31, 2024, respectively.

FAW Jilin pledged its land use rights in July 2024 to secure the borrowings. The carrying amounts of land use rights pledged by FAW Jilin for loan were totally US$30.81 million and US$59.64 million as of June 30, 2025 and December 31, 2024, respectively. The carrying amount of the pledged land use right decreased by approximately US$29 million due to the disposal of one of the land use rights by FAW Jilin in May 2025 to repay the loans and employees benefits.

Land use right of Shandong Baoya was frozen by court due to the legal loan dispute in December 2024. The carrying amount of the land use right that was frozen was US$25.84 million US$25.64 million as of June 30, 2025 and December 31, 2024, respectively.

Amortization expenses of land use rights were US$1.64 million and US$1.55 million for the six months ended June 30, 2025 and 2024, respectively.